                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 18, 2002
                                                         ----------------




                       UNITED DOMINION REALTY TRUST, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)



              Virginia                                              1-10524                                    54-0857512
-----------------------------------------            ------------------------------------            ----------------------------
    (State or other jurisdiction of                         (Commission File Number)                       (I.R.S. Employer
     incorporation of organization)                                                                       Identification No.)



                 400 East Cary Street, Richmond, Virginia 23219
                 ----------------------------------------------
               (Address of principal executive offices - zip code)



                                 (804) 780-2691
                                 --------------
               Registrant's telephone number, including area code

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ITEM 5.  OTHER EVENTS

On January 18, 2002, United Dominion Realty Trust, Inc. ("United Dominion"), the registrant, issued a Press Release announcing the tax status of its 2001 reportable distributions to shareholders. The following is a summary of United Dominion Realty Trust, Inc.'s Press Release:

                          UNITED DOMINION REALTY TRUST
                   TAX STATUS OF 2001 REPORTABLE DISTRIBUTIONS

Richmond, Va. (JANUARY 18, 2002) United Dominion Realty Trust, Inc., (NYSE: UDR) reported today the tax status of its 2001 reportable distributions made to shareholders. The classifications of the distributions are as follows:


                                           ----------------------------Portion Designated As-----------------
                                                                                 Unrecaptured
 Payment                 Distribution      Ordinary        Long-term Gain*       Section 1250       Return of
  Date                    Per Share         Income        (10 or 20% Rate)          Gain             Capital
-------------------------------------------------------------------------------------------------------------------
Common Shares:
-------------
01/30/2001                  $  .2675           68.81%            10.31%                6.33%           14.55%
04/30/2001                  $  .2700           68.81%            10.31%                6.33%           14.55%
07/31/2001                  $  .2700           68.81%            10.31%                6.33%           14.55%
10/31/2001                  $  .2700           68.81%            10.31%                6.33%           14.55%
                            --------
Total:                      $ 1.0775

Preferred Shares Series A:
-------------------------
01/15/2001                  $  .5781           83.36%            10.31%                6.33%            0.00%
04/16/2001                  $  .5781           83.36%            10.31%                6.33%            0.00%
06/15/2001                  $  .4752           83.36%            10.31%                6.33%            0.00%
                            --------
Total:                      $ 1.6314

Preferred Shares Series B:
-------------------------
02/28/2001                  $  .5375           83.36%            10.31%                6.33%            0.00%
05/31/2001                  $  .5375           83.36%            10.31%                6.33%            0.00%
08/31/2001                  $  .5375           83.36%            10.31%                6.33%            0.00%
11/30/2001                  $  .5375           83.36%            10.31%                6.33%            0.00%
                            --------
Total:                       $2.1500

* 50.00% of the long-term gain is qualified five-year gain.

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Registered shareholders of United Dominion's common or preferred stock at anytime during the year will receive an Internal Revenue Service Form 1099-DIV from ChaseMellon Shareholder Services, LLC, the Company's dividend paying agent. The form will report the gross dividends paid and the portions that are designated as ordinary income, long-term gains, unrecaptured section 1250 gains, and return of capital. If shares were held in "street name" during 2001, the IRS form will be provided by a bank, brokerage firm, or nominee.

State taxation of REIT distributions vary, and may not be the same as federal taxation. Because federal and state tax laws affect individuals differently, the Company cannot advise shareholders on how distributions should be reported on their tax returns.

United Dominion is one of the country's largest multifamily real estate investment trusts, owning and operating apartment communities nationwide. The Company currently owns approximately 76,000 apartment homes and is the developer of approximately 800 homes under construction. United Dominion's common stock is traded on the New York Stock Exchange under the symbol UDR. Additional information about United Dominion may be found on its web site at www.udrt.com.

                                       ###



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Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        UNITED DOMINION REALTY TRUST, INC.



Date:   January 22, 2002                    /s/ Christopher D. Genry
     ------------------------------       --------------------------------
                                           Christopher D. Genry
                                           Executive Vice President and
                                              Chief Financial Officer

Date:   January 22, 2002                   /s/ Scott A. Shanaberger
     ------------------------------      --------------------------------
                                           Scott A. Shanaberger
                                           Vice President and
                                                Chief Accounting Officer

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